Exhibit 10.1
SEVENTH AMENDMENT TO
LICENSE AND SERVICES AGREEMENT

This Seventh Amendment to License and Services Agreement (this “Seventh Amendment”) is effective as of the last date of signature below (the “Seventh Amendment Effective Date”) by and between Axogen Corporation, a Delaware corporation (“Licensee”) and Community Blood Center (d/b/a Community Tissue Services), an Ohio corporation (“Licensor”). Capitalized terms not otherwise defined in this Seventh Amendment shall have the meaning as set forth in the Agreement (defined below).

WHEREAS, on or about August 6, 2015 the parties entered into that certain License and Services Agreement, as amended effective September 11, 2015 (“First Amendment”), May 12, 2017 (“Second Amendment”), May 19, 2017 (“Third Amendment”), February 22, 2019 (“Fourth Amendment”), June 1, 2019 (“Fifth Amendment”), and April 22, 2020 (“Sixth Amendment”) (collectively, the “Agreement”); and

WHEREAS, the parties desire to modify certain terms and conditions of the Agreement as more fully set forth below.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee intending to be legally bound agree as follows:

1.Term Extension. Section 12.01 of the Agreement is hereby deleted in its entirety and replaces with the following:
“12.01 Term. Unless otherwise terminated pursuant to the terms of this Agreement, the License granted hereunder shall commence on the Occupancy Date and shall end on December 31, 2023.”

2.Full Force and Effect. With the modifications set forth in this Seventh Amendment, the Agreement remains in full force and effect.

3.Miscellaneous: This Seventh Amendment may be executed in one or more counterparts, each of which shall be deemed an original of this Seventh Amendment and all of which, when taken together, shall be deemed to constitute one and the same valid and binding Seventh Amendment. This Seventh Amendment may be transmitted by facsimile or in .pdf electronic format, and it is the intent of the parties that any signature printed by a receiving facsimile machine or computer system to be deemed an original signature.

IN WITNESS WHEREOF, the parties hereto have duly executed this Seventh Amendment as of the Seventh Amendment Effective Date.

COMMUNITY BLOOD CENTER
D/B/A COMMUNITY TISSUE SERVICES

By: /s/ Diane Wilson
Name: Diane Wilson
Title: Chief Operating Officer
Date: 02/19/2021

AXOGEN CORPORATION

By: /s/ Karen Zaderej
Name: Karen Zaderej
Title: CEO & President
Date: 02/22/2021
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